Earnings Per Common Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Common Share
Earnings Per Common Share
The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per common share computations for the years ended December 31, 2016, 2015 and 2014 (in millions, except per share amounts):

	Year Ended December 31,
	2016	2015	2014
Income from continuing operations	$1,449	$1,295	$1,005
Net income from continuing operations attributable to non-controlling interest	(27)	(21)	(35)
Net income from continuing operations attributable to ICE	1,422	1,274	970
Net income from discontinued operations attributable to ICE	—	—	11
Net income attributable to ICE	$1,422	$1,274	$981

Basic earnings per share attributable to ICE common shareholders:
Continuing operations	$2.39	$2.29	$1.70
Discontinued operations	—	—	0.02
Basic earnings per share	$2.39	$2.29	$1.72
Basic weighted average common shares outstanding	595	556	570

Diluted earnings per share attributable to ICE common shareholders:
Continuing operations	$2.37	$2.28	$1.69
Discontinued operations	—	—	0.02
Diluted earnings per share	$2.37	$2.28	$1.71
Diluted weighted average common shares outstanding	599	559	573

Basic weighted average common shares outstanding	595	556	570
Effect of dilutive securities - stock options and restricted stock	4	3	3
Diluted weighted average common shares outstanding	599	559	573
Basic earnings per common share is calculated using the weighted average common shares outstanding during the periods. The weighted average common shares outstanding increased for the year ended December 31, 2016, over the prior year period, primarily due to stock issued for the Interactive Data and Trayport acquisitions, partially offset by stock repurchases. The weighted average common shares outstanding decreased for the year ended December 31, 2015, from the prior year period, primarily due to stock repurchases during 2015, partially offset by the stock issued for the Interactive Data and Trayport acquisitions at the end of 2015. We issued 32.3 million shares of our common stock to Interactive Data stockholders and 12.6 million shares of our common stock to Trayport stockholders, weighted to show these additional shares outstanding for periods after the respective acquisition dates (Note 3).
Common equivalent shares from stock options and restricted stock awards, using the treasury stock method, are included in the diluted per share calculations unless the effect of their inclusion would be antidilutive. During the years ended December 31, 2016, 2015 and 2014, 724,918, 836,405 and 773,436 outstanding stock options, respectively, were not included in the computation of diluted earnings per common share, because to do so would have had an antidilutive effect. As of December 31, 2016 and 2015, there were 110,265 and 227,330 restricted stock units, respectively, that were vested but have not been issued that are included in the computation of basic and diluted earnings per share. Certain figures in the table above may not recalculate due to rounding.